UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2005

Q.E.P. CO., INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21161	13-2983807
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1081 Holland Drive

Boca Raton, Florida 33487

(Address of principal executive offices)

561-994-5550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2- Financial Information

Item 2.02. Results of Operations and Financial Condition.

On October 12, 2005, Q.E.P. Co., Inc. (the “Company”) held a conference call with the investment community to discuss its fiscal 2006 second quarter ended August 31, 2005 financial results. A copy of the transcript of the conference call is furnished as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 7- Regulation FD

Item 7.01. Regulation FD Disclosure.

On October 12, 2005, the Company held a conference call with the investment community to discuss its fiscal 2006 second quarter ended August 31, 2005 financial results. The conference call was broadly accessible to the public by dial-in conference call and by web cast. A copy of the press release announcing the conference call and the dial-in information is attached hereto as Exhibit 99.2 and is incorporated by reference herein. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

As described in Item 2.02 and 7.01 of this Report, the following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Transcript of Earnings Call held on October 12, 2005

99.2	Press Release of the Company dated October 6, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q.E.P. Co., Inc.

Date: October 13, 2005	By:	/s/ Marc Applebaum
	Name:	Marc Applebaum
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of Earnings Call held on October 12, 2005

99.2	Press Release of the Company dated October 6, 2005